UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant To Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) — June 2, 2014

Everest Reinsurance Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-14527	23-3263609
(State or other jurisdiction)	(Commission File Number)	(I.R.S. Employer of Incorporation Identification No.)

477 Martinsville Road

Post Office Box 830

Liberty Corner, New Jersey 07938-0830

(Address of principal executive offices)

Registrant’s telephone number, including area code: (908) 604-3000

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On June 2, 2014, Everest Reinsurance Holdings, Inc. (the “Company”) agreed to sell in a public offering (the “Offering”) $400 million of 4.868% Senior Notes due 2044 (the “Notes”). The Offering was made pursuant to an effective shelf registration statement (File No. 333-177322) filed on June 2, 2014.

Attached as Exhibits 1.1 and 1.2, respectively, are copies of the Underwriting Agreement and Pricing Agreement relating to the Offering. Attached as Exhibit 4.1 is the form of the Fourth Supplemental Indenture entered into in connection with the Offering. Attached as Exhibit 4.2 is the Form of Global Note evidencing the Notes. Attached as Exhibit 5.1 is the opinion of Mayer Brown LLP, counsel to the Company, issued to the Company in connection with the Offering.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

1.1	Underwriting Agreement, dated as of June 2, 2014, between Everest Reinsurance Holdings, Inc., Wells Fargo Securities, LLC and Citigroup Global Markets Inc., as representatives of the several underwriters named therein.

1.2	Pricing Agreement, dated as of June 2, 2014, among Everest Reinsurance Holdings, Inc., Citigroup Global Markets Inc. and Wells Fargo Securities, LLC, as representatives of the several underwriters named therein.

4.1	Fourth Supplemental Indenture, dated as of June 5, 2014 by and between Everest Reinsurance Holdings, Inc. and The Bank of New York Mellon (as successor in interest to the Chase Manhattan Bank).

4.2	Global Note evidencing the 4.868% Senior Notes due 2044.

5.1	Opinion of Mayer Brown LLP.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EVEREST REINSURANCE HOLDINGS, INC.

By:	/s/ DOMINIC ADDESSO
Name: Dominic Addesso
Title: President and Chief Executive Officer

DATE: June 5, 2014

EXHIBIT INDEX

Exhibit Number	Description	Method of Filing

Exhibit 1.1	Underwriting Agreement, dated as of June 2, 2014, between Everest Reinsurance Holdings, Inc., Wells Fargo Securities, LLC and Citigroup Global Markets Inc., as representatives of the several underwriters named therein.	Furnished herewith

Exhibit 1.2	Pricing Agreement, dated as of June 2, 2014, among Everest Reinsurance Holdings, Inc., Citigroup Global Markets Inc. and Wells Fargo Securities, LLC, as representatives of the several underwriters named therein.	Furnished herewith

Exhibit 4.1	Fourth Supplemental Indenture, dated as of June 5, by and between Everest Reinsurance Holdings, Inc. and The Bank of New York Mellon (as successor in interest to the Chase Manhattan Bank).	Furnished herewith

Exhibit 4.2	Global Note evidencing the 4.868% Senior Notes due 2044.	Furnished herewith

Exhibit 5.1	Opinion of Mayer Brown LLP.	Furnished herewith